Exhibit 99-B.4.15

                           -----------------------------------------------------
                                Aetna Life Insurance and Annuity Company
                                Home Office: 151 Farmington Avenue
                                Hartford, Connecticut  06156
                                (800) 525-4225


                                Aetna Life Insurance and Annuity Company, herein called Aetna, agrees to pay the benefits stated in the Contract.
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Certificate of Group            To the Certificate Holder:
Annuity Coverage
                                Aetna certifies that coverage is in force for you under the stated Group Annuity Contract and Certificate numbers. All data shown here is taken from Aetna records and is based upon information furnished by you.

                                This Certificate is a summary of the Group
                                Annuity Contract provisions. It replaces any and all prior certificates, riders, or amendments issued to you under the stated Contract and Certificate numbers. This Certificate is for information only and is not a part of the Contract.

                                THE VARIABLE FEATURES OF THE GROUP CONTRACT ARE DESCRIBED IN PARTS III AND IV.

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Right to Cancel                 You may cancel the Account evidenced by this
                                Certificate within 10 days of receiving it, by returning this Certificate along with a written notice to Aetna at the above address or to the agent from whom it was purchased. Within 7 days after it receives the notice of cancellation and this Certificate at its Home Office, Aetna will return the entire consideration paid plus and increase or minus any decrease in the current value of any funds allocation to the Separate Account.

         /s/  Gary G. Benanav                      /s/  George N. Gingold
           Gary G. Benanav                            George N. Gingold
              President                                   Secretary

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Contract Holder                                     Group Annuity Contract No.
  E. G. Anybroker                                    Specimen
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Your Name                                           Certificate No.
  John Doe                                           Specimen
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Annuitant Name                                      Type of Plan
  John Doe Jr.                                       Flexible Premium
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ALL PAYMENTS AND VALUES PROVIDED BY THE GROUP CONTRACT, WHEN BASED ON INVESTMENT
EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO
FIXED DOLLAR AMOUNT. THIS CERTIFICATE CONTAINS A MARKET VALUE ADJUSTMENT
FORMULA. APPLICATION OF A MARKET VALUE ADJUSTMENT MAY RESULT IN EITHER AN INCREASE OR DECREASE IN THE CURRENT


GMCC-IC-(NQ)

VALUE. THE MARKET VALUE ADJUSTMENT FORMULA DOES NOT APPLY TO A GUARANTEED TERM AT THE TIME OF ITS MATURITY.

Specifications

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Guaranteed Interest         There are guaranteed interest rates for amounts
Rate                        held in the MG Account (See Certificate Schedule I).


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Deductions from the         There will be deductions for mortality and expense
Separate Account            risks and administrative fees. (See Certificate
                            Schedule I and II).


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Deduction from              Purchase Payment(s) are subject to a deduction for
Purchase Payment(s)         premium taxes, if any. (See 3.01.)


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Surrender Fee               There will be a charge deducted upon surrender.
                            (See Certificate Schedule I).

                               Contract Schedule I
                               Accumulation Period


Separate Account
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Separate Account:                  Variable Annuity Account B


Charges to Separate Account:       A daily charge is deducted from any portion
                                   of the Current Value allocated to the
                                   Separate Account. The deduction is the daily equivalent of the annual effective percentage shown in the following chart:


                                   Administrative Charge                   0.15%
                                   Mortality Risk Charge                   0.35%
                                   Expense Risk Charge                     0.90%
                                                                           ----
                                   Total Separate Account
                                   Charges                                 1.40%

Marathon Guaranteed Account (MG Account)
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                                   Minimum Guaranteed Interest Rate (effective
                                   annual rate of return): 3.0%

Separate Account and MG Account
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Transfers:                         An unlimited number of Transfers may be made
                                   during the Accumulation Period. Aetna allows
                                   12 free Transfers in any calendar year.
                                   Thereafter, Aetna reserves the right to
                                   charge $10 for each subsequent Transfer.

Maintenance Fee:                   The Annual Maintenance Fee is $30. If the
                                   Account's Current Value is $50,000 or more on the date the Maintenance Fee is to be deducted, the Maintenance Fee is $0.

Surrender Fee:                     For each surrender, the Surrender Fee for
                                   each Net Purchase Payment will be determined as follows:

                                                                                      Surrender Fee
                                   Length of Time from Deposit of Net                (as percentage of
                                   Purchase Payment (Years)                       Net Purchase Payment)
                                   Less than 2 years                                         7%
                                   2 or more but less than 4 years                           6%
                                   4 or more but less than 5 years                           5%
                                   5 or more but less than 6 years                           4%
                                   6 or more but less than 7 years                           3%
                                   7 years or more                                           0%

                               Accumulation Period

Systematic Withdrawal Option       The specified payment or specified percentage
(SWO):                             may not be greater than 10% of the Account's
                                   Current Value at time of election.


See 1 - GENERAL DEFINITIONS for explanations.

                              Contract Schedule II
                                 Annuity Period


Separate Account
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Charges to Separate Account:              A daily charge at an annual effective
                                          rate of 1.25% for Annuity mortality
                                          and expense risks. The administrative
                                          charge is established upon election of
                                          an Annuity option. This charge will
                                          not exceed 0.25%.

Variable Annuity Assumed Annual           If a Variable Annuity is chosen,
Net Return Rate:                          an assumed annual net return rate of
                                          5.0% may be elected. If 5.0% is not
                                          elected, Aetna will use an assumed
                                          annual net return rate of 3.5%

                                          The assumed annual net return rate
                                          factor for 3.5% per year is 0.9999058.

                                          The assumed annual net return rate
                                          factor for 5.0% per year is 0.9998663.

                                          If the portion of a Variable Annuity
                                          payment for any Fund is not to
                                          decrease, the Annuity return factor
                                          under the Separate Account for that
                                          Fund must be:

                                          (a)  4.75% on an annual basis plus an
                                               annual return of up to 0.25% to
                                               offset the administrative charge
                                               set at the time Annuity payments
                                               commence if an assumed annual net
                                               return rate of 3.5% is chosen; or

                                          (b)  6.25% on an annual basis plus an
                                               annual return of up to 0.25% to
                                               offset the administrative charge
                                               set at the time Annuity payments
                                               commence, if an assumed annual
                                               net return rate of 5% is chosen.


Fixed Annuity
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                                          Minimum Guaranteed Interest Rate
                                          (effective annual rate of return):
                                          3.0%



See 1.  GENERAL DEFINITIONS for explanations.

                                TABLE OF CONTENTS


I. GENERAL DEFINITIONS
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                                                                           Page
   1.01  Account..............................................................9
   1.02  Accumulation Period..................................................9
   1.03  Adjusted Current Value...............................................9
   1.04  Annuitant............................................................9
   1.05  Annuity..............................................................9
   1.06  Beneficiary..........................................................9
   1.07  Certificate Holder...................................................9
   1.08  Code.................................................................9
   1.09  Contract.............................................................9
   1.10  Contract Holder......................................................9
   1.11  Current Value.......................................................10
   1.12  Deposit Period......................................................10
   1.13  Fixed Annuity.......................................................10
   1.14  Fund(s).............................................................10
   1.15  General Account.....................................................10
   1.16  Guaranteed Rates - MG Account.......................................10
   1.17  Guaranteed Term.....................................................11
   1.18  Guaranteed Term(s) Groups...........................................11
   1.19  Maintenance Fee.....................................................11
   1.20  Marathon Guaranteed Account (MG Account)............................11
   1.21  Market Value Adjustment (MVA).......................................11
   1.22  Matured Term Value..................................................11
   1.23  Matured Term Value Transfer.........................................11
   1.24  Maturity Date.......................................................11
   1.25  Net Purchase Payment(s).............................................12
   1.26  Nonunitized Separate Account........................................12
   1.27  Purchase Payment(s).................................................12
   1.28  Reinvestment........................................................12
   1.29  Separate Account....................................................12
   1.30  Surrender Value.....................................................12
   1.31  Transfers...........................................................12
   1.32  Valuation Period (Period)...........................................13
   1.33  Variable Annuity....................................................13

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II.  GENERAL PROVISIONS
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                                                                            Page
   2.01  Change of Contract...................................................13
   2.02  Change of Fund(s)....................................................14
   2.03  Nonparticipating Contract............................................14
   2.04  Payments and Elections...............................................14
   2.05  State Laws...........................................................15
   2.06  Control of Contract..................................................15
   2.07  Designation of Beneficiary...........................................15
   2.08  Misstatements and Adjustments........................................15
   2.09  Incontestability.....................................................15
   2.10  Grace Period.........................................................15

III.  PURCHASE PAYMENT, CURRENT VALUE, AND SURRENDER PROVISIONS
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   3.01  Net Purchase Payment.................................................16
   3.02  Certificate Holder's Account.........................................16
   3.03  Fund(s) Record Units -- Separate Account.............................16
   3.04  Net Return Factor(s) -- Separate Account.............................16
   3.05  Fund Record Unit Value -- Separate Account...........................17
   3.06  Market Value Adjustment..............................................17
   3.07  Transfer of Current Value from the Funds or MG Account...............18
   3.08  Notice to the Certificate Holder.....................................19
   3.09  Loans................................................................19
   3.10  Systematic Withdrawal Option (SWO)...................................19
   3.11  Death Benefit Amount.................................................21
   3.12  Death Benefit Options available to Beneficiary.......................22
   3.13  Liquidation of Surrender Value.......................................23
   3.14  Surrender Fee........................................................24
   3.15  Payment of Surrender Value...........................................25
   3.16  Reinstatement........................................................25
   3.17  Payment of Adjusted Current Value....................................25

IV.  ANNUITY PROVISIONS
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   4.01  Choices to be Made...................................................26
   4.02  Terms of Annuity Options.............................................26
   4.03  Death of Annuitant/Beneficiary.......................................27
   4.04  Fund(s) Annuity Units - Separate Account.............................28
   4.05  Fund(s) Annuity Unit Value - Separate Account........................29
   4.06  Annuity Net Return Factor(s) -- Separate Account.....................29
   4.07  Annuity Options......................................................30

I.    GENERAL DEFINITIONS
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1.01  Account:                            A record established for each
                                          Certificate Holder to maintain the
                                          value of all Net Purchase Payments
                                          held on his her behalf during the
                                          Accumulation Period.

1.02  Accumulation Period:                The period during which the Net
                                          Purchase Payment(s) are applied to an
                                          Account to provide future Annuity
                                          payment(s).

1.03  Adjusted Current Value:             The Current Value of an Account plus
                                          or minus any aggregate MG Account MVA,
                                          if applicable. (See 1.21)

1.04  Annuitant:                          The person whose life is measured for
                                          purposes of the guaranteed death
                                          benefit and the duration of Annuity
                                          payments under the Contract.

1.05  Annuity:                            Payment of an income:

                                          (a) For the life of one or two
                                              persons;
                                          (b) For a stated period; or
                                          (c) For some combination of (a) and
                                              (b).

1.06  Beneficiary:                        The individual or estate entitled to
                                          receive any payment from the Account
                                          upon the death of the Annuitant.

1.07  Certificate Holder:                 A person who purchases an interest in
                                          the Contract as evidenced by a
                                          certificate. A Certificate Holder
                                          cannot be a nonnatural person (i.e. a
                                          trustee for a trust, an executor or
                                          administrator for an estate, or an
                                          incorporated or unincorporated
                                          business).

1.08 Code:                                The Internal Revenue Code of
                                          1986, as it may be amended from time
                                          to time.

1.09  Contract:                           The agreement between Aetna and the
                                          Contract Holder.

1.10  Contract Holder:                    The entity to which the Contract is
                                          issued. The Contract is offered to:

                                          (a) National Association of Securities
                                              Dealers, Inc. ("NASD") member
                                              broker-dealers selected by Aetna,
                                              who have a minimum net capital of
                                              $250,000 or more, including
                                              broker-dealer subsidiaries of
                                              banks and savings and loan
                                              associations;

                                          (b) Employers who sponsor nonqualified
                                              benefit plans for their employees
                                              (exempt from ERISA Title I);

                                          (c) Entities that contribute to
                                              annuities on behalf of their
                                              customers; and

1.10  Contract Holder (Cont'd):           (d) Custodians of custodial accounts
                                              and trustees of trusts that have
                                              been established for Individual
                                              Retirement Accounts under Code
                                              Section 408.

1.11  Current Value:                      As of the most recent Valuation
                                          Period, the Net Purchase Payment and
                                          any additional amount deposited
                                          pursuant to 3.11 plus any interest
                                          added to the portion allocated to the
                                          MG Account; and plus or minus the
                                          investment experience of the portion
                                          allocated to the Funds since deposit;
                                          less all Maintenance Fees deducted,
                                          any amounts surrendered and any
                                          amounts applied to an Annuity.

1.12  Deposit Period:                     A calendar week, a calendar month, a
                                          calendar quarter, or any other period
                                          of time specified by Aetna during
                                          which Net Purchase Payment(s),
                                          Transfers and Reinvestments are
                                          accepted into the MG Account for one
                                          or more Guaranteed Terms. Aetna
                                          reserves the right to extend the
                                          Deposit Period.

1.13  Fixed Annuity:                      An Annuity with payments that do not
                                          vary in amount.

1.14  Fund(s):                            The open-end management investment
                                          companies (mutual funds) in which the
                                          Separate Account invests.

1.15  General Account:                    The Account holding the assets of
                                          Aetna, other than those assets held in
                                          Aetna's separate accounts.

1.16  Guaranteed Rates -- MG              Aetna will declare the interest
      Account:                            rate(s) applicable to a specific
                                          Guaranteed Term at the start of the
                                          Deposit Period for that Guaranteed
                                          Term. The rate(s) are guaranteed by
                                          Aetna for that Deposit Period and the
                                          ensuing Guaranteed Term. The
                                          Guaranteed Rates are annual effective
                                          yields. That is, interest is credited
                                          daily at a rate that will produce the
                                          Guaranteed Rate over the period of a
                                          year. No Guaranteed Rate will ever be
                                          less than the Minimum Guaranteed Rate
                                          shown on Contract Schedule I.

                                          For Guaranteed Terms of one year or
                                          less, one Guaranteed Rate is credited
                                          for the full Guaranteed Term. For
                                          longer Guaranteed Terms, an initial
                                          Guaranteed Rate is credited from the
                                          date of deposit to the end of a
                                          specified period within the Guaranteed
                                          Term. There may be different
                                          Guaranteed Rate(s) declared for
                                          subsequent specified time intervals
                                          throughout the Guaranteed Term.

1.17  Guaranteed Term:                    The period of time for which MG
                                          Account Guaranteed Rates are
                                          guaranteed on Net Purchase Payments.
                                          Transfers and Reinvestments made into
                                          a current Deposit Period for the MG
                                          Account. Such period begins on the day
                                          following the close of the Deposit
                                          Period and ends on the designated
                                          Maturity Date. Guaranteed Terms are
                                          offered at Aetna's discretion for
                                          various lengths of time ranging up to
                                          and including ten years.

1.17  Guaranteed Term (Cont'd):           During a Deposit Period, Aetna may
                                          make available any number of
                                          Guaranteed Terms. The Certificate
                                          Holder may allocate Net Purchase
                                          Payments and Transfers into any or all
                                          of the available Guaranteed Terms.

1.18  Guaranteed Term(s) Groups:          All MG Account Guaranteed Term(s) with
                                          the same length of time from the close
                                          of the Deposit Period until the
                                          designated Maturity Date.

1.19  Maintenance Fee:                    The Maintenance Fee (see Contract
                                          Schedule I) will be deducted during
                                          the Accumulation Period from the
                                          Current Value on each anniversary of
                                          the date the Account is established
                                          and upon surrender of the entire
                                          Account.

1.20 Marathon Guaranteed                  An accumulation option where Aetna
     Account (MG Account):                guarantees stipulated rate(s) of
                                          interest for specified period of time.
                                          All assets of Aetna, including amounts
                                          in the Nonunitized Separate Account,
                                          are available to meet the guarantees
                                          under the MG Account.

1.21 Market Value                         An adjustment to the amount withdrawn
     Adjustment (MVA):                    or transferred from an MG Account
                                          Guaranteed Term prior to the end of
                                          that Guaranteed Term. The adjustments
                                          reflects the change in the value of
                                          the investment due to changes in
                                          interest rates since the date of
                                          deposit and is computed using the
                                          formula given in 3.06. The adjustment
                                          is expressed as a percentage of each
                                          dollar being withdrawn.

1.22  Matured Term Value:                 The amount payable on an MG Account
                                          Guaranteed Term's Maturity Date.

1.23  Matured Term Value Transfer:        During the calendar month following an
                                          MG Account Maturity Date, the
                                          Certificate Holder may notify Aetna's
                                          Home Office in writing to Transfer or
                                          surrender all or part of the Matured
                                          Term Value, plus interest at the new
                                          Guaranteed Rate accrued thereon, from
                                          the MG Account without an MVA. This
                                          provision only applies to the first
                                          such written request received from the
                                          Certificate Holder during this period
                                          for any Matured Term Value.

1.24  Maturity Date:                      The last day of an MG Account
                                          Guaranteed Term.

1.25  Net Purchase Payment(s):            The Purchase Payment less premium
                                          taxes, as applicable.


1.26 Nonunitized Separate                 A separate account set up by Aetna
     Account:                             under Title 38. Section 38a-433, of
                                          the Connecticut General Statutes, that
                                          holds assets for MG Account Terms.
                                          There are no discrete units for this
                                          Account. The Certificate Holder does
                                          not participate in the investment gain
                                          or loss from the assets held in the
                                          Nonunitized Separate Account. Such
                                          gain or loss is borne entirely by
                                          Aetna. These assets may be chargeable
                                          with liabilities arising out of any
                                          other business of Aetna.

1.27  Purchase Payment(s):                Payment(s) accepted by Aetna at its
                                          Home Office. Aetna reserves the right
                                          to refuse to accept any Purchase
                                          Payment at any time for any reason. No
                                          advance notice will be given to the
                                          Contract Holder or Certificate Holder.

1.28  Reinvestment:                       Aetna will mail a notice to the
                                          Certificate Holder at least 18
                                          calendar days before a Guaranteed
                                          Term's Maturity Date. This notice will
                                          contain the current Terms available
                                          during the current Deposit Periods
                                          with their Guaranteed Rate(s), and
                                          projected Matured Term Value. If no
                                          specific direction is given by the
                                          Certificate Holder prior to the
                                          Maturity Date, each Matured Term Value
                                          will be reinvested in the current
                                          Deposit Period for a Guaranteed Term
                                          of the same duration. If a Guaranteed
                                          Term of the same duration is
                                          unavailable, each Matured Term Value
                                          will automatically be reinvested in
                                          the current Deposit Period for the
                                          next shortest Guaranteed Term
                                          available, if no shorter Guaranteed
                                          Term is available, the next longer
                                          Guaranteed Term will be used. Aetna
                                          will mail a confirmation statement to
                                          the Certificate Holder the next
                                          business day after the Maturity Date.
                                          This notice will state the Guaranteed
                                          Term and Guaranteed Rate(s) which will
                                          apply to the reinvested Matured Term
                                          Value.

1.29  Separate Account:                   A separate account that buys and holds
                                          shares of the Fund(s). Income, gains
                                          or losses, realized or unrealized, are
                                          credited or charged to the Separate
                                          Account without regard to other
                                          income, gains or losses of Aetna.
                                          Aetna owns the assets held in the
                                          Separate Account and is not a trustee
                                          as to such amounts. This Separate
                                          Account generally is not guaranteed
                                          and is held at market value. The
                                          assets of the Separate Account, to the
                                          extent of reserves and other contract
                                          liabilities of the Account, shall not
                                          be charged with other Aetna
                                          liabilities.

1.30  Surrender Value:                    The amount payable by Aetna upon the
                                          surrender of any portion of an
                                          Account.

1.31  Transfers:                          The movement of invested amounts among
                                          the available Fund(s) and the MG
                                          Account under the Contract during the
                                          Accumulation Period.

1.32  Valuation Period (Period):          The period of time for which a Fund
                                          determines its net asset value,
                                          usually from 4:15 p.m. Eastern time
                                          each day the New York Stock Exchange
                                          is open until 4:15 p.m. the next such
                                          day, or such other day that one or
                                          more of the Funds determines its net
                                          asset value.

1.33  Variable Annuity:                   An Annuity with payments that vary
                                          with the net investment results of one
                                          or more Funds under the Separate
                                          Account.

II.   GENERAL PROVISIONS
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2.01  Change of Contract:                 Only an authorized officer of Aetna
                                          may change the terms of the Contract.
                                          Aetna will notify the Contract Holder
                                          in writing at least 30 days before the
                                          effective date of any change. Any
                                          change will not affect the amount or
                                          terms of any Annuity which begins
                                          before the change.

                                          Aetna reserves the right to refuse to
                                          accept any Purchase Payment at any
                                          time for any reason. This applies to
                                          an initial Purchase Payment to
                                          establish a new Account or to
                                          subsequent Purchase Payments to
                                          existing Accounts under the Contract.
                                          No advance notice will be given to the
                                          Contract Holder or Certificate Holder.

                                          Aetna may make any change that affects
                                          the MG Account Market Value Adjustment
                                          (3.06) with at least 30 days' advance
                                          written notice to the Contract Holder
                                          and the Certificate Holder. Any such
                                          change shall become effective for any
                                          new Term and will apply to all present
                                          and future Accounts.

                                          Aetna reserves the right to change the
                                          terms of the Systematic Withdrawal
                                          Option (3.10) for future elections and
                                          discontinue the availability of this
                                          option after proper notification.

                                          Any change that affects any of the
                                          following under the Contract will not
                                          apply to Accounts in existence before
                                          the effective date of the change:

                                          (a) Net Purchase Payment (1.25)
                                          (b) MG Account Guaranteed Rate (1.16)
                                          (c) Net Return Factor(s) -- Separate
                                              Account (3.04)
                                          (d) Current Value (1.11)
                                          (e) Surrender Value (1.30)
                                          (f) Fund(s) Annuity Unit Value -
                                              Separate Account (4.05)
                                          (g) Annuity options (4.07)
                                          (h) Fixed Annuity Interest Rates
                                              (4.01)
                                          (i) Transfers (1.31).

                                          Any change that affects the Annuity
                                          options and the tables for the options
                                          may be made:

                                          (a) No earlier than 12 months after
                                              the effective date of the
                                              Contract; and
                                          (b) No earlier than 12 months after
                                              the effective date of any prior
                                              change.

2.02  Change of Fund(s):                  Any Account established on or after
                                          the effective date of any change will
                                          be subject to the change. If the
                                          Contract Holder does not agree to any
                                          change under this provision, no new
                                          Accounts may be established under the
                                          Contract. The Contract may also be
                                          changed as deemed necessary by Aetna
                                          to comply with federal or state law.

                                          Aetna, or the Separate Account, may:

                                          (a) Change the Fund(s) which may be
                                              invested in by the Separate
                                              Account; and
                                          (b) Replace the shares of any Fund(s)
                                              held in the Separate Account with
                                              shares of any other Fund(s).

                                          Changes must be:

                                          (a) Approved by a majority vote in the
                                              Separate Account with respect to
                                              the Fund(s) whose shares are to be
                                              replaced; or
                                          (b) Deemed necessary by Aetna under
                                              the Investment Company Act of
                                              1940; or
                                          (c) Deemed necessary by Aetna to
                                              accomplish the purpose of the
                                              Separate Account.

                                          Aetna will notify the Contract Holder
                                          and the Certificate Holder of any
                                          change.

2.03  Nonparticipating Contract:          The Contract Holder, Certificate
                                          Holders, or Beneficiaries will not
                                          have a right to share in the earnings
                                          of Aetna.

2.04  Payments and Elections:             While the Certificate Holder is
                                          living, Aetna will pay the Certificate
                                          Holder any Annuity payments as and
                                          when due. After the Certificate
                                          Holder's death, any Annuity payments
                                          required to be made will be paid in
                                          accordance with 4.03. Aetna will
                                          determine other payments and/or
                                          elections as of the end of the
                                          Valuation Period in which the request
                                          is received at its Home Office. Such
                                          payments will be made within 7
                                          calendar days of receipt at its Home
                                          Office of a written claim for payment
                                          which is in good order, except as
                                          provided in 3.15.

2.05  State Laws:                         The Contract and the Certificates
                                          comply with the laws of the state in
                                          which they are delivered. Any
                                          surrender, death, or Annuity payments
                                          are equal to or greater than the
                                          minimum required by such laws. Annuity
                                          tables for legal reserve valuation
                                          shall be as required by state law.
                                          Such tables may be different from
                                          Annuity tables used to determine
                                          Annuity payments.

2.06  Control of Contract:                The Contract is between the Contract
                                          Holder and Aetna. The Contract Holder
                                          has title to the Contract. Contract
                                          Holder rights are limited to accepting
                                          or rejecting Contract modifications.
                                          The Certificate Holder has all other
                                          rights to amounts held in his or her
                                          Account.

                                          Each Certificate Holder shall own all
                                          amounts held in his or her Account.
                                          Each Certificate Holder may make any
                                          choices allowed by the Contract for
                                          his or her Account. Choices made under
                                          the Contract must be in writing. Until
                                          receipt of such choices at Aetna's
                                          Home Office, Aetna may rely on any
                                          previous choices made.

                                          The Contract is not subject to the
                                          claims of any creditors of the
                                          Contract Holder or the Certificate
                                          Holder, except to the extent permitted
                                          by law.

                                          The Certificate Holder may assign or
                                          transfer his or her rights under the
                                          Contract to one or more natural
                                          persons. Any assignment or transfer
                                          must be submitted to Aetna's Home
                                          Office in writing and will not be
                                          effective until accepted by Aetna.

2.07  Designation of Beneficiary:         Each Certificate Holder shall name his
                                          or her Beneficiary. The Beneficiary
                                          may be changed at any time. Changes to
                                          a Beneficiary must be submitted to
                                          Aetna's Home Office in writing and
                                          will not be effective until accepted
                                          by Aetna.

2.08 Misstatements and Adjustments:       If Aetna finds the age of any
                                          Annuitant to be misstated, the correct
                                          facts will be used to adjust payments.

2.09  Incontestability:                   Aetna cannot cancel the Contract
                                          because of any error of fact on the
                                          application. Aetna cannot cancel an
                                          Account because of any error of fact
                                          on the enrollment form.

2.10  Grace Period:                       The Contract and this Certificate will
                                          remain in effect even if Purchase
                                          Payments are not continued except as
                                          provided in the Payment of Adjusted
                                          Current Value provision (See 3.17).

III.  PURCHASE PAYMENT, CURRENT VALUE, AND SURRENDER PROVISIONS
--------------------------------------------------------------------------------

3.01  Net Purchase Payment:               This amount is the actual Purchase
                                          Payment less any premium tax. Aetna
                                          will generally deduct the premium tax
                                          when Annuity benefits are elected (see
                                          Part IV). If Aetna determines that
                                          under applicable state law, it must
                                          pay a premium tax when the Purchase
                                          Payment is received or at any other
                                          time, it will deduct the tax at that
                                          time.

                                          The Net Purchase Payment will be
                                          credited among:

                                          (a) The current Deposit Period(s) for
                                              Guaranteed Terms under the MG
                                              Account; and

3.01  Net Purchase Payment                (b) The Fund(s) in which the Separate
      (Cont'd):                                Account invests.

                                          For each Net Purchase Payment, the
                                          Certificate Holder shall tell Aetna
                                          the allocation percentage to be
                                          applied to the current Deposit Period
                                          for each of the available Guaranteed
                                          Terms in the MG Account and/or each
                                          Fund. If allocation instructions are
                                          not received along with any subsequent
                                          Net Purchase Payment, the allocation
                                          will be the same as that indicated on
                                          the original enrollment form. If the
                                          same Guaranteed Term is no longer
                                          available, the Net Purchase Payment
                                          will be allocated to the next shortest
                                          Guaranteed Term available in the
                                          current Deposit Period. If no shorter
                                          Guaranteed Term is available, the next
                                          longer Guaranteed Term will be used.

3.02  Certificate Holder's Account:       Aetna will maintain an Account for
                                          each Certificate Holder.

                                          Aetna will declare from time to time
                                          the acceptability and the minimum
                                          amount for additional Purchase
                                          Payments. Each Account will be subject
                                          to the Terms and Conditions of the
                                          Contract in effect at the time the
                                          first Purchase Payment for such
                                          Account is applied to the Contract
                                          except for changes made to comply with
                                          federal or state law.

3.03  Fund(s) Record Units --             The portion of the Net Purchase
      Separate Account:                   Payment(s) applied to each Fund under
                                          the Separate Account will determine
                                          the number of Fund record units for
                                          that Fund. This number is equal to the
                                          portion of the Net Purchase Payment(s)
                                          applied to each Fund divided by the
                                          Fund record unit Value (see 3.05) for
                                          the Valuation Period in which the
                                          Purchase Payment is received in good
                                          order at Aetna's Home Office.

3.04  Net Return Factor(s) --             The net return factor(s) are used to
      Separate Account:                   compute all Separate Account record
                                          units for any Fund.

                                          The net return factor(s) for each Fund
                                          is equal to 1.0000000 plus the net
                                          return rate.

                                          The net return rate is equal to:

                                          (a) The value of the Shares of the
                                              Fund held by the Separate Account
                                              at the end of the Valuation
                                              Period; minus
                                          (b) The value of the shares of the
                                              Fund held by the Separate Account
                                              at the start of the Valuation
                                              Period; plus or minus
                                          (c) Taxes (or reserves for taxes) on
                                              the Separate Account (if any);
                                              divided by
                                          (d) The total value of the Fund(s)
                                              record units and Fund(s) annuity
                                              units of the Separate Account at
                                              the start of the Valuation Period;
                                              minus
                                          (e) A daily Separate Account charge at
                                              an annual rate as shown on
                                              Contract Schedule I for mortality
                                              and expense risks, which may
                                              include profit; and a daily
                                              administrative charge.

3.04  Net Return Factor(s) --             A net return rate may be more or less
      Separate Account (Cont'd):          than 0%.  The value of a share of the
                                          Fund is equal to the net assets of the
                                          Fund divided by the number of shares
                                          outstanding.

3.05  Fund Record Unit Value --           A Fund record unit value is computed
      Separate Account:                   by multiplying the net return factors
                                          for the current Valuation Period by
                                          the Fund record unit value for the
                                          previous Period. The dollar value of
                                          Fund record units, Separate Account
                                          assets, and Variable Annuity payments
                                          may go up or down due to investment
                                          gain or loss.

3.06  Market Value Adjustment:            There will be an MVA for a withdrawal
                                          from the MG Account before the end of
                                          a Guaranteed Term when the withdrawal
                                          is due to:

                                          (a) A Transfer; except as specified in
                                              MG Account Matured Term Value
                                              Transfer;
                                          (b) A full or partial surrender,
                                              including a 10% free withdrawal
                                              under 3.14; or
                                          (c)An election of Annuity option 2
                                             (see 4.07).

                                          Full and partial surrenders and
                                          Transfers made within six months after
                                          the date of the Annuitant's death will
                                          be the greater of:

                                          (a) The aggregate MVA amount which is
                                              the sum of all market value
                                              adjusted amounts calculated due to
                                              a withdrawal of amounts. This
                                              total may be greater or less than
                                              the Current Value of those
                                              amounts; or

                                          (b) The applicable portion of the
                                              Current Value in the MG Account.

                                          After the six-month period, the
                                          surrender or Transfer will be the
                                          aggregate MVA amount, which may be
                                          greater or less than the Current Value
                                          of those amounts.

                                          The greater of the aggregate MVA
                                          amount or the applicable portion of
                                          the Current Value applies to amounts
                                          withdrawn from the MG Account on
                                          account of an election of Annuity
                                          options 3 or 4 (see 4.07).

                                          Market value adjusted amounts will be
                                          equal to the amount withdrawn
                                          multiplied by the following ratio:


                                        X
                                                                ---
                                                                365
                                                     (1 + i)
                                                     ---------------
                                        X
                                                                ---
                                                                365
                                                     (1 + j)

3.06  Market Value Adjustment             Where:
      (Cont'd):                                i   is the Deposit Period Yield
                                               j   is the Current Yield
                                               x   is the number of days
                                                   remaining, (computed from
                                                   Wednesday of the week of
                                                   withdrawal) in the Guaranteed
                                                   Term.

                                          The Deposit Period Yield will be
                                          determined as follows:

                                          (a)  At the close of the last
                                               business day of each week of the
                                               Deposit Period, a yield will be
                                               computed as the average of the
                                               yields on that day of U.S.
                                               Treasury Notes which mature in
                                               the last three months of the
                                               Guaranteed Term.

                                          (b)  The Deposit Period Yield is the
                                               average of those yields for the
                                               Deposit Period. If withdrawal is
                                               made before the close of the
                                               Deposit Period, it is the average
                                               of those yields on each week
                                               preceding withdrawal.

                                          The Current Yield is the average of
                                          the yields on the last business day of
                                          the week preceding withdrawal on the
                                          same U.S. Treasury Notes included in
                                          the Deposit Period Yield.

                                          In the event that no U.S. Treasury
                                          Notes which mature in the last three
                                          months of the Guaranteed Term exist,
                                          Aetna reserves the right to use the
                                          U.S. Treasury Notes that mature in the
                                          following quarter.

3.07 Transfer of Current Value            Before an Annuity option is elected,
     from the Funds or MG Account:        all or any portion of the Adjusted
                                          Current Value of the Certificate
                                          Holder's Account may be transferred
                                          from any Fund or Guaranteed Term of
                                          the MG Account:

                                          (a) To any other Fund; or
                                          (b) To any Guaranteed Term of the MG
                                              Account available in the current
                                              Deposit Period.

                                          Transfer requests can be submitted as
                                          a percentage or as a dollar amount.
                                          Aetna may establish a minimum transfer
                                          amount. Within a Guaranteed Term
                                          Group, the amount to be surrendered or
                                          transferred will be withdrawn first
                                          from the oldest Deposit Period, then
                                          from the next oldest, and so on until
                                          the amount requested is satisfied.

                                          The Certificate Holder may make an
                                          unlimited number of Transfers during
                                          the Accumulation Period. The number of
                                          free Transfers allowed by Aetna is
                                          shown on Contract Schedule I.
                                          Additional Transfers may be subject to
                                          a Transfer fee as shown on Contract
                                          Schedule I.

3.07  Transfer of Current Value           Transfers from the MG Account of a
      from the Funds or                   Matured Term Value on or within one
      MG Account (Cont'd):                calendar month of a Term's Maturity
                                          Date do not count against the annual
                                          Transfer limit.

                                          Amounts applied to Guaranteed Terms of
                                          the MG Account may not be transferred
                                          to the Funds or to another Guaranteed
                                          Term during the Deposit Period or for
                                          90 days after the close of the Deposit
                                          Period except for Matured Term
                                          Value(s) during the calendar month
                                          following the Term's Maturity Date.

                                          Transfers from Guaranteed Terms of the
                                          MG Account are subject to the MVA
                                          provisions of 3.06.

3.08   Notice to the Certificate          The Certificate Holder will receive
       Holder:                            quarterly statements from Aetna of:

                                          (a) The value of any amounts held in:
                                              (1)The MG Account; and
                                              (2)The Fund(s) under the
                                                 Separate Account.
                                          (b) The number of any Fund(s) record
                                              units; and
                                          (c) the Fund(s) record unit value.

                                          Such number of values will be as of a
                                          specific date no more than 60 days
                                          before the date of the notice.

3.09  Loans:                              Loans are not available under this
                                          certificate.

3.10  Systematic Withdrawal Option        A distribution option under which a
      (SWO):                              portion of the Account's Current Value
                                          will automatically be surrendered and
                                          distributed each year. SWO payments
                                          will be calculated on the Account's
                                          full Current Value. The distributed
                                          amount is withdrawn pro rata from each
                                          investment option under the Account. A
                                          Surrender Fee will not be deducted
                                          from any portion of the Adjusted
                                          Current Value which is paid as a
                                          distribution under SWO. Certificate
                                          Holders should consult their tax
                                          adviser prior to requesting this
                                          distribution option. Aetna will not be
                                          responsible for any adverse tax
                                          consequences due to receiving SWO
                                          payments.

                                          (a) Amount of Distribution: The
                                              Certificate Holder may elect one
                                              of the three payment methods
                                              described below.

                                              (1) Specified Payment: Payments
                                                  of a designated dollar
                                                  amount. The annual amount
                                                  may not be greater than the
                                                  percentage of the Current
                                                  Value at time of election as
                                                  shown on Contract Schedule I.
                                                  This annual dollar amount
                                                  will remain constant. At its
                                                  discretion, Aetna may require
                                                  a minimum initial payment
                                                  amount;

3.10  Systematic Withdrawal Option            (2)  Specified Period:  Payments
      (SWO) (Cont'd):                              which are made over a period
                                                   of time which must be at
                                                   least 10 years. The annual
                                                   amount paid each year is
                                                   calculated by dividing the
                                                   Current Value as of December
                                                   31 of the prior year by the
                                                   number of payment years
                                                   remaining; or

                                              (3)  Specified Percentage:
                                                   Payment of a designated
                                                   percentage which cannot be
                                                   greater than the percentage
                                                   of the Current Value at the
                                                   time of election as shown
                                                   on Contract Schedule I. The
                                                   percentage may be changed
                                                   by written request. Aetna
                                                   reserves the right to limit
                                                   the number of times the
                                                   percentage may be changed.
                                                   The annual amount is
                                                   calculated by multiplying
                                                   the Current Value as of
                                                   December 31 of the year
                                                   prior to the payment by the
                                                   designated percentage.

                                          Payments upon the Certificate Holder's
                                          or Annuitant's death will be made to
                                          the Beneficiary in the manner
                                          described in 3.12.

                                          (b) Minimum Initial Current Value: At
                                              its discretion, Aetna may require
                                              a minimum initial Current Value
                                              for election of this option. If
                                              after election of this option the
                                              Current Value is insufficient to
                                              make a scheduled SWO payment,
                                              Aetna will distribute the entire
                                              Account balance.

                                          (c) Date of Distribution: The
                                              Certificate Holder shall specify
                                              the initial distribution date. The
                                              earliest date for distribution is
                                              the date on which the Certificate
                                              Holder attains age 59 1/2. As
                                              elected by the Certificate Holder,
                                              SWO payments will be made on a
                                              monthly, quarterly, semi-annual or
                                              annual basis. If SWO payments are
                                              made more frequently than
                                              annually, the designated annual
                                              amount is divided by the number of
                                              payments due each calendar year.
                                              Subsequent distributions will be
                                              made on the 15th of any month or
                                              such other date Aetna may
                                              designate or allow.

                                          (d) Election and Revocation: SWO may
                                              be elected by the Certificate
                                              Holder by submitting a completed
                                              and signed election form to
                                              Aetna's Home Office. Once elected,
                                              this option may be revoked by the
                                              Certificate Holder or spousal
                                              Beneficiary, if elected after the
                                              Certificate Holder's death, by
                                              submitting a written request to
                                              Aetna at its Home Office. Any
                                              revocation will apply only to
                                              amounts not yet paid. SWO may be
                                              elected only once by the
                                              Certificate Holder or by the
                                              spouse Beneficiary.

3.11 Death Benefit Amount:                If the Certificate Holder or Annuitant
                                          dies before Annuity payments start,
                                          the Beneficiary is entitled to a death
                                          benefit under the Account. The claim
                                          date is the date when proof of death
                                          and the Beneficiary's claim are
                                          received in good order at Aetna's Home
                                          Office. The amount of the death
                                          benefit is determined as follows:

                                          (a) Death of Annuitant less than 75
                                              years of age: The guaranteed death
                                              benefit is the greatest of:

                                              (1)  The gross sum of all
                                                   Purchase Payment(s) made to
                                                   the Account (as of the date
                                                   of death) minus the sum of
                                                   all amounts surrendered,
                                                   applied to an Annuity, or
                                                   deducted from the Account;

                                              (2)  The step up value as of the
                                                   date of death plus all Net
                                                   Purchase Payments made to the
                                                   Account, minus the total of
                                                   all partial surrenders,
                                                   amounts applied to an Annuity
                                                   and deductions made from the
                                                   Account since determination
                                                   of the step up value. The
                                                   step up value is the Current
                                                   Value on the most recent
                                                   seventh year anniversary of
                                                   the date the first Net
                                                   Purchase Payment is applied
                                                   to the Account;

                                              (3)  The Account's Current Value
                                                   as of the date of death. The
                                                   excess, if any, of the
                                                   guaranteed death benefit
                                                   value over the Account's
                                                   Current Value is determined
                                                   as of the date of death. Any
                                                   excess amount will be
                                                   deposited to the Account and
                                                   allocated to Aetna Variable
                                                   Encore Fund as the claim
                                                   date. The Current Value on
                                                   the claim date plus any
                                                   excess amount deposited
                                                   becomes the Account's Current
                                                   Value.

                                          (b) Death of Annuitant age 75 or
                                              greater: The death benefit amount
                                              is the Account Current Value on
                                              the claim date.

                                          (c) Death of the Certificate Holder if
                                              the Certificate Holder is not the
                                              Annuitant: The death benefit
                                              amount is the Account Adjusted
                                              Current Value on the claim date. A
                                              Surrender Fee may apply to any
                                              full or partial surrender (see
                                              3.14 and Contract Schedule I).

3.12  Death Benefit Options               Prior to any election, or until
      available to Beneficiary:           amounts must be otherwise distributed
                                          under this section, the Current Value
                                          of the Account will be retained in the
                                          Account. The Beneficiary has the right
                                          under the Account to allocate or
                                          reallocate any amount to any of the
                                          available investment options (subject
                                          to an MVA, as applicable). The
                                          following options are available to the
                                          Beneficiary:

                                          (a) When the Certificate Holder is the
                                              Annuitant: If the Certificate
                                              Holder/Annuitant dies, and:

3.12  Death Benefit Options                   (1)  If the Beneficiary is the
      available to Beneficiary                     Certificate Holder's
      (Cont'd):                                    surviving spouse, the
                                                   Beneficiary will be the
                                                   successor Certificate Holder
                                                   of the Account on Aetna's
                                                   records. Such successor
                                                   Certificate Holder may
                                                   exercise all Certificate
                                                   Holder rights under the
                                                   Contract and continue in the
                                                   Accumulation Period, or may
                                                   elect (i), (ii), or (iii)
                                                   below. Under the Code,
                                                   distributions from the
                                                   Account are not required
                                                   until the successor
                                                   Certificate Holder's death.
                                                   The Beneficiary may elect to:

                                                   (i)   Apply some or all of
                                                         the Adjusted Current
                                                         Value of the Account to
                                                         Annuity option 2, 3 or
                                                         4 (see 4.07);

                                                   (ii)  Apply some or all of
                                                         the Adjusted Current
                                                         Value of the Account to
                                                         Annuity option 1 (see
                                                         4.07); or

                                                   (iii) Receive, at any time, a
                                                         lump sum payment equal
                                                         to the Adjusted Current
                                                         Value of the Account.

                                              (2)  If the Beneficiary is other
                                                   than the Certificate
                                                   Holder's surviving spouse,
                                                   then options (i), (ii), or
                                                   (iii) under (1) above
                                                   apply. Any portion of the
                                                   Adjusted Current Value of
                                                   the Account not applied to
                                                   Annuity option 2, 3 or 4
                                                   within one year of the
                                                   Certificate Holder's death,
                                                   must be distributed within
                                                   five years of the date of
                                                   death.

                                              (3)  If no Beneficiary exists, a
                                                   lump sum payment equal to the
                                                   Adjusted Current Value will
                                                   be made to the Certificate
                                                   Holder's estate.

                                          (b) When the Certificate Holder is not
                                              the Annuitant and the Certificate
                                              Holder dies, and:

                                              (1)  If the Beneficiary is the
                                                   Certificate Holder's
                                                   surviving spouse, the
                                                   Beneficiary will be the
                                                   successor Certificate
                                                   Holder of the Account on
                                                   Aetna's records. Such
                                                   successor Certificate
                                                   Holder may exercise all
                                                   Certificate Holder rights
                                                   under the Contract and
                                                   continue in the
                                                   Accumulation Period, or may
                                                   elect (i), (ii), or (iii)
                                                   below. Under the Code,
                                                   distributions from the
                                                   Account are not required
                                                   until the successor
                                                   Certificate Holder's death.
                                                   The Beneficiary may elect
                                                   to:

                                                   (i)   Apply some or all of
                                                         the Adjusted Current
                                                         Value of the Account to
                                                         Annuity option 2, 3 or
                                                         4 (see 4.07);

                                                    (ii) Apply some or all of
                                                         the Surrender Value of
                                                         the Account to Annuity
                                                         option 1 (see 4.07); or

3.12  Death Benefit Options                        (iii) Receive, at any time,
      available to Beneficiary                           a lump sum payment
      (Cont'd):                                          equal to the Surrender
                                                         Value of the Account.

                                              (2)  If the Beneficiary is other
                                                   than the Certificate
                                                   Holder's surviving spouse,
                                                   then options (i), (ii), or
                                                   (iii) under (1) above
                                                   apply. Any portion of the
                                                   Adjusted Current Value of
                                                   the Account not applied to
                                                   Annuity option 2, 3 or 4
                                                   within one year of the
                                                   Certificate Holder's death
                                                   will be subject to a
                                                   Surrender Fee, if
                                                   applicable, and must be
                                                   distributed within five
                                                   years of the date of death.

                                              (3)  If no Beneficiary exists, a
                                                   lump sum payment equal to the
                                                   Surrender Value will be made
                                                   to the Certificate Holder's
                                                   estate.

                                          (c) When the Certificate Holder is not
                                              the Annuitant and the Annuitant
                                              dies: The Beneficiary must elect
                                              Annuity option 2, 3 or 4 within 60
                                              days of the date of death or the
                                              gain, if any, will be includable
                                              in the Beneficiary's income in the
                                              tax year in which the Annuitant
                                              dies.

3.13  Liquidation of                      All or any portion of the Account's
      Surrender Value:                    Adjusted Current Value may be
                                          surrendered at any time. Surrender
                                          requests can be submitted as a
                                          percentage of the Account value or as
                                          a specific dollar amount.  Net
                                          Purchase Payment amounts are withdrawn
                                          first, and then the excess value, if
                                          any.  For any partial surrender,
                                          amounts are withdrawn on a pro rata
                                          basis from the Fund(s) and/or the
                                          Guaranteed Term(s) Groups of the MG
                                          Account in which the Current Value is
                                          invested.  Within a Guaranteed Term
                                          Group, the amount to be surrendered
                                          or transferred will be withdrawn first
                                          from the oldest Deposit Period, then
                                          from the next oldest, and so on until
                                          the amount requested is satisfied.

                                          After deduction of the Maintenance
                                          Fee, if applicable, the surrendered
                                          amount shall be reduced by a Surrender
                                          Fee; if applicable.


3.14  Surrender Fee:                      The Surrender Fee only applies to the
                                          Net Purchase Payment(s) portion
                                          surrendered and varies according to
                                          the elapsed time since deposit (see
                                          Contract Schedule I). Net Purchase
                                          Payment amounts are withdrawn in the
                                          same order they were applied.

                                          No Surrender Fee is deducted from any
                                          portion of the Current Value which is
                                          paid:

                                          (a) To a Beneficiary due to the
                                              Annuitant's death before Annuity
                                              payments start, up to a maximum of
                                              the aggregate Net Purchase
                                              Payment(s) minus the total of all
                                              partial surrenders, amounts
                                              applied to an Annuity and
                                              deductions made prior to the
                                              Annuitant's date of death;

3.14  Surrender Fee (Cont'd):             (b) As a premium for an Annuity option
                                              2, 3 or 4 under this Contract (see
                                              4.07);

                                          (c) As a distribution under the SWO
                                              provision (see 3.10);

                                          (d) At least 12 months after the date
                                              of the first Purchase Payment to
                                              the Account, in an amount equal to
                                              or less than 10% of the Current
                                              Value. This applies to the first
                                              surrender request, partial or
                                              full, in a calendar year. The
                                              Current Value is calculated as of
                                              the date the surrender request is
                                              received in good order at Aetna's
                                              Home Office. This waiver is not
                                              available to the Certificate
                                              Holder while SWO is in effect.

                                          (e) For a full surrender of the
                                              Account where the Current Value of
                                              the Account is $2,500 or less and
                                              no surrenders have been taken from
                                              the Account within the prior 12
                                              months;

                                          (f) By Aetna under 3.17; or

                                          (g) If the Annuitant has spent at
                                              least 45 consecutive days in a
                                              licensed nursing care facility and
                                              each of the following conditions
                                              are met:

                                              (1)  more than one calendar year
                                                   has elapsed since the date
                                                   the certificate was issued;
                                                   and

                                              (2)  the surrender is requested
                                                   within 3 years of admission
                                                   to a licensed nursing care
                                                   facility.

                                              This waiver does not apply if the
                                              Annuitant was in a nursing care
                                              facility at the time this
                                              certificate was issued.

3.15  Payment of Surrender                Under certain emergency conditions,
      Value:                              Aetna may defer payment:

                                          (a) For a period of up to 6 months
                                              (unless not allowed by state law);
                                              or
                                          (b) As provided by federal law.

3.16  Reinstatement:                      All or a portion of the proceeds of a
                                          full surrender of an Account may be
                                          reinvested within 30 days after the
                                          surrender. Any Maintenance Fee and
                                          Surrender Fee charged at the time of
                                          surrender on the amount being
                                          reinvested will be included in the
                                          reinvestment. Any Market Value
                                          Adjustment(s) deducted from surrenders
                                          will not be included in the
                                          reinstatement.

3.16  Reinstatement (Cont'd):             Amounts will be reinstated among the
                                          MG Account and the Funds in the
                                          Separate Account in the same
                                          proportion as they were at the time
                                          of surrender.  Any amounts
                                          reinstated to the MG Account will be
                                          credited to the Guaranteed Terms
                                          available during the current Deposit
                                          Period in the same proportion as they
                                          were at the time of surrender.  In the
                                          event that a Guaranteed Term of the
                                          same duration is unavailable, amounts
                                          will be reinvested in the next
                                          shortest Guaranteed Term available
                                          in the current Deposit Period.  If no
                                          shorter Guaranteed Term is available,
                                          the next longer Guaranteed Term will
                                          be used.  The number of Fund(s)
                                          Record Units reinstated will be based
                                          on the Record Unit Value(s) next
                                          computed after receipt at Aetna's Home
                                          Office of the reinstatement request
                                          and the amount to be reinstated.

                                          Any Maintenance Fee which falls due
                                          after the surrender and before the
                                          reinstatement will be deducted from
                                          the amount reinstated.

                                          Any Account(s) surrendered because the
                                          Current Value was less than $2,500
                                          immediately following any partial
                                          surrender may not be reinstated (see
                                          3.17).

                                          Reinstatement of an Account is
                                          permitted only once.

3.17 Payment of Adjusted                  Upon 90 days' written notice to the
      CurrentValue:                       Certificate Holder, Aetna will
                                          terminate any Account if the Current
                                          Value becomes less than $2,500
                                          immediately following any partial
                                          surrender. Aetna does not intend to
                                          exercise this right in cases where an
                                          Account Current Value is reduced to
                                          $2,500 or less solely due to
                                          investment performance. A surrender
                                          fee will not be deduced from the
                                          Adjusted Current Value. This
                                          terminated Adjusted Current Value of
                                          an Account may not be reinstated.

IV.   ANNUITY PROVISIONS
--------------------------------------------------------------------------------

4.01  Choices to be Made:                 The Certificate Holder may tell Aetna
                                          to apply any portion of the Adjusted
                                          Current Value (minus any premium tax)
                                          for an Annuity under option 2, 3, or 4
                                          (see 4.07). The first Annuity payment
                                          may not be earlier than one calendar
                                          year after the initial Purchase
                                          Payment nor later than the later of:

                                          (a) the first day of the month
                                              following the Annuitant's 85th
                                              birthday or

                                          (b) the tenth anniversary of the last
                                              Purchase Payment. In lieu of the
                                              election of an Annuity, the
                                              Certificate Holder may tell Aetna
                                              to make a lump sum payment.

                                          When an Annuity Option is chosen,
                                          Aetna must also be told if payments
                                          are to be made other than monthly and
                                          whether to pay:

4.01  Choices to be Made (Cont'd):        (a) A Fixed Annuity using the General
                                              Account;
                                          (b) A Variable Annuity using any of
                                              the Fund(s) available under this
                                              Contract for Annuity purposes; or
                                          (c) A combination of (a) and (b).

                                          If a Fixed Annuity is chosen, the
                                          Annuity purchase rate for the option
                                          chosen reflects the Minimum Guaranteed
                                          Interest Rate (see Contract Schedule
                                          II), but may reflect higher interest
                                          rates. If a Variable Annuity is
                                          chosen, the initial Annuity payment
                                          for the option chosen reflects the
                                          assumed annual return rate elected.
                                          (see Contract Schedule II).

4.02  Terms of Annuity                    (a) When payments start, the age of
      Options the Annuitant plus the number of years for which payments are guaranteed must not exceed 95.

                                          (b) An Annuity option may not be
                                              elected if the first payment would
                                              be less than $50 or if the total
                                              payments in a year would be less
                                              than $250 (less if required by
                                              state law). Aetna reserves the
                                              right to increase the minimum
                                              first Annuity payment amount and
                                              the annual minimum Annuity payment
                                              amount based upon increases
                                              reflected in the Consumer Price
                                              Index-Urban, (CPI-U) since July 1,
                                              1983.

                                          (c) If a Fixed Annuity under option 2,
                                              3 or 4 is chosen and a larger
                                              payment would result from applying
                                              the Surrender Value to a current
                                              Aetna single premium immediate
                                              Annuity, Aetna will make the
                                              larger payment.

                                          (d) For purposes of calculating the
                                              guaranteed first payment of a
                                              Variable Annuity or the payments
                                              for a Fixed Annuity, the
                                              Annuitant's and second Annuitant's
                                              adjusted age will be used. The
                                              Annuitant's and second Annuitant's
                                              adjusted age is his or her age as
                                              of the birthday closest to the
                                              Annuity commencement date reduced
                                              by one year for Annuity
                                              commencement dates occurring
                                              during the period of time from
                                              July 1, 1993 through December 31,
                                              1999. The Annuitant's and second
                                              Annuitant's age will be reduced by
                                              two years for Annuity commencement
                                              dates occurring during the period
                                              of time from January 1, 2000
                                              through December 31, 2009. The
                                              Annuitant's and second Annuitant's
                                              age will be reduced by one
                                              additional year for Annuity
                                              commencement dates occurring in
                                              each succeeding decade.

                                              The Annuity purchase rates for
                                              options 3 and 4 are based on
                                              mortality from 1983 Table a.

4.02  Terms of Annuity                    (e) Assumed Annual Net Return Rate is
      Options (Cont'd):                       the interest rate used to
                                              determine the amount of the first
                                              Annuity payment under Variable
                                              Annuity as shown on Contract
                                              Schedule II. The Separate Account
                                              must earn this rate plus enough to
                                              cover the mortality and expense
                                              risks charges (which may include
                                              profit) and administrative charges
                                              if future Variable Annuity
                                              Payments are to remain level. (see
                                              Annuity return factor under
                                              Variable Annuity Assumed Annual
                                              Net Return Rate on Contract
                                              Schedule II).

                                          (f) Once elected, Annuity payments
                                              cannot be commuted to a lump sum
                                              except for Variable Annuity
                                              payments under option 2 (see
                                              4.07). The life expectancy of the
                                              Annuitant and second Annuitant
                                              shall be irrevocable upon the
                                              election of an Annuity option.

4.03  Death of Annuitant/                 (a) Certificate Holder is Annuitant:
      Beneficiary:                            When the Certificate Holder is the
                                              Annuitant and the Annuitant dies
                                              under option 2 or 3, or both the
                                              Annuitant and the second Annuitant
                                              die under option 4(d), the present
                                               value of any remaining guaranteed
                                              payments will be paid in one sum
                                              to the Beneficiary, or upon
                                              election by the Beneficiary, any
                                              remaining payments will continue
                                              to the Beneficiary. If option 4
                                              has been elected and the
                                              Certificate Holder dies, the
                                              remaining payments will continue
                                              to the successor payee. If no
                                              successor payee has been
                                              designated, the Beneficiary will
                                              be treated as the successor payee.

                                          (b) Certificate Holder is Not
                                              Annuitant: When the Certificate
                                              Holder is not the Annuitant and
                                              the Certificate Holder dies, the
                                              remaining payments under options
                                              2, 3 or 4 will continue to the
                                              successor payee. If no successor
                                              payee has been designated, the
                                              Beneficiary will be treated as the
                                              successor payee.

                                              If the Annuitant dies under option
                                              2 or 3, or if both the Annuitant
                                              and the second Annuitant die under
                                              option 4(d), the present value of
                                              any remaining guaranteed payments
                                              will be paid in one sum to the
                                              Beneficiary, or upon the election
                                              by the Beneficiary any remaining
                                              payments will continue to the
                                              Beneficiary. If option 4 has been
                                              elected, and the Annuitant dies,
                                              the remaining payments will
                                              continue to the Certificate
                                              Holder.

                                          (c) No Beneficiary Named/Surviving: If
                                              there is no Beneficiary under
                                              option 2, 3 or 4, the present
                                              value of any remaining payments
                                              will be paid in one sum to the
                                              Certificate Holder, or if the
                                              Certificate Holder is not living,
                                              then to the Certificate Holder's
                                              estate.

4.03  Death of Annuitant/                 (d) If the Beneficiary designated
      Beneficiary (Cont'd):                   under option 1 dies, the amount
                                              held plus accrued interest will be
                                              paid in one sum to a successor
                                              Beneficiary, if any, named by the
                                              designated Beneficiary. If there
                                              is no successor Beneficiary, the
                                              lump sum will be paid to the
                                              designated Beneficiary's estate.

                                          (e) If the Beneficiary or the
                                              successor payee dies while
                                              receiving Annuity payments, the
                                              present value of any remaining
                                              guaranteed payments will be paid
                                              in one sum to the successor
                                              Beneficiary/payee, or upon
                                              election by the successor
                                              Beneficiary/payee, any remaining
                                              payments will continue to the
                                              successor Beneficiary/payee. If no
                                              successor Beneficiary/payee has
                                              been designated, the present value
                                              of any remaining guaranteed
                                              payments will be paid in one sum
                                              to the Beneficiary's/payee's
                                              estate.

                                          (f) The present value will be
                                              determined as of the Valuation
                                              Period in which proof of death
                                              acceptable to Aetna and a request
                                              for payment is received at Aetna's
                                              Home Office. The interest rate
                                              used to determine the first
                                              payment will be used to calculate
                                              the present value.

4.04  Fund(s) Annuity Units -             The number of each Fund's Annuity
      Separate Account:                   units is based on the amount of the
                                          first Variable Annuity payment which
                                          is equal to:

                                          (a) The portion of the Current Value
                                              applied to pay a Variable Annuity
                                              (minus any premium tax); divided
                                              by
                                          (b) 1,000; multiplied by (c) The
                                              payment rate for the option
                                              chosen.

                                          Such amount, or portion, of the
                                          variable payment will be divided by
                                          the appropriate Fund Annuity unit
                                          value (see 4.05) on the tenth
                                          Valuation Period before the due date
                                          of the first payment to determine the
                                          number of each Fund Annuity units. The
                                          number of each Fund Annuity units
                                          remains fixed. Each future payment is
                                          equal to the sum of the products of
                                          each Fund Annuity unit value
                                          multiplied by the appropriate number
                                          of units. The Fund(s) Annuity unit
                                          value on the tenth Valuation Period
                                          prior to the due date of the payment
                                          is used.

4.05  Fund(s) Annuity Unit                For any Valuation Period, a Fund
      Value - Separate                    Annuity Unit Value is equal to:
      Account:                            (a) The value for the previous Period;
                                              multiplied by
                                          (b) The Annuity net return factor(s)
                                              (see 4.06 below) for the Period
                                              multiplied by
                                          (c) A factor to reflect the assumed
                                              annual net return rate (see
                                              Contract Schedule II).

4.05  Fund(s) Annuity Unit                The dollar value of a Fund Annuity
      Value - Separate                    unit values and Annuity payments may
      Account (Cont'd):                   go up or down due to investment gain
                                          or loss.

4.06  Annuity Net Return                  The Annuity net return factor(s) are
      Factor(s) -- Separate               used to compute all Separate Account
      Account                             Annuity Payments for any Fund.

                                          The Annuity net return factor(s) for
                                          each Fund is equal to 1.0000000 plus
                                          the net return rate.

                                          The net return rate is equal to:

                                          (a) The value of the shares of the
                                              Fund held by the Separate Account
                                              at the end of a Valuation Period;
                                              minus
                                          (b) The value of the shares of the
                                              Fund held by the Separate Account
                                              at the start of the Valuation
                                              Period; plus or minus
                                          (c) Taxes (or reserves for taxes) on
                                              the Separate Account (if any);
                                              divided by
                                          (d) The total value of the Fund(s)
                                              record units and Fund(s) Annuity
                                              units of the Separate Account at
                                              the start of the Valuation Period;
                                              minus
                                          (e) A daily charge for Annuity
                                              mortality and expense risks, which
                                              may include profit, and a daily
                                              administrative charge (at the
                                              annual rate as shown on Contract
                                              Schedule II).

                                          A Net Return Rate may be more or less
                                          than 0%.

                                          The value of a share of the Fund is
                                          equal to the net assets of the Fund
                                          divided by the number of shares
                                          outstanding.

                                          Payments shall not be changed due to
                                          changes in the mortality or expense
                                          results or administrative charges.

4.07  Annuity Options:                    Option 1 -- Payment of Interest on Sum
                                          Left with Aetna -- This option may be
                                          used only by the Beneficiary when the
                                          Certificate Holder dies before Aetna
                                          has started paying an Annuity. A
                                          portion or all of the sum paid upon
                                          death may be held under this option
                                          and will be held in the General
                                          Account of Aetna at interest
                                          (see 4.01). The Beneficiary may later
                                          tell Aetna to:

                                          (a) Pay a portion or all of the sum
                                              held by Aetna; or
                                          (b) Apply a portion or all of the sum
                                              held by Aetna to any Annuity
                                              option below.

4.07  Annuity Options                     If the nonspouse Beneficiary elects
      (Cont'd):                           this option, the Beneficiary must tell
                                          Aetna to pay the full sum held under
                                          this option within 5 years of the date
                                          of death.

                                          Option 2 - Payments for a Stated
                                          Period of Time -- An Annuity will be
                                          paid for the number of years chosen.
                                          The number of years must be at least 5
                                          and not more than 30.

                                          If payments for this option are made
                                          under a Variable Annuity, the present
                                          value of any remaining payments may be
                                          withdrawn at any time. If a
                                          withdrawal is requested within 3
                                          years after the start of payments, it
                                          will be treated as a surrender and any
                                          applicable Surrender Fee will be
                                          applied (see 3.14).

                                          If a nonspouse Beneficiary elects this
                                          option at the death of the Certificate
                                          Holder, the period selected may not
                                          extend beyond the Beneficiary's life
                                          expectancy.

                                          Option 3 -- Life Income -- An Annuity
                                          will be paid for the life of the
                                          Annuitant. If also chosen, Aetna will
                                          guarantee payments for 60, 120, 180,
                                          or 240 months.

                                          Option 4 -- Life Income Based upon the
                                          Lives of Two Annuitants -- An Annuity
                                          will be paid during the lives of the
                                          Annuitant and a second Annuitant.
                                          Payments will continue until both
                                          Annuitants have died. When this option
                                          is chosen, a choice must be made of:

                                          (a) 100% of the payment to continue
                                              after the first death;
                                          (b) 66-2/3% of the payment to continue
                                              after the first death;
                                          (c) 50% of the payment to continue
                                              after the first death;
                                          (d) Payments for a minimum of 120
                                              months with 100% of the payment to
                                              continue after the first death; or
                                          (e) 100% of the payment to continue at
                                              the death of the second Annuitant
                                              and 50% of the payment to continue
                                              at the death of the first
                                              Annuitant.

                                          Other Options -- Aetna may make other
                                          options available as allowed by the
                                          laws of the state in which the
                                          Contract and this Certificate is
                                          delivered.

                                    OPTION 2

                      Payments for a Stated Period of Time

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

         Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%


---------------------------------------------------------------------
         Guaranteed     Monthly    Quarterly    Semi-Annual    Annual
Years       Rate        Payment     Payment      Payment      Payment
---------------------------------------------------------------------

  3        3.00%        $28.99       $86.76      $172.88      $343.23
  4        3.00%         22.06        66.02       131.56       261.19
  5        3.00%         17.91        53.59       106.78       211.99
  6        3.00%         15.14        45.30        90.27       179.22
  7        3.00%         13.16        39.39        78.49       155.83
  8        3.00%         11.68        34.96        69.66       138.31
  9        3.00%         10.53        31.52        62.81       124.69
  10       3.00%          9.61        28.77        57.33       113.82
  11       3.00%          8.86        26.52        52.85       104.93
  12       3.00%          8.24        24.65        49.13        97.54
  13       3.00%          7.71        23.08        45.98        91.29
  14       3.00%          7.26        21.73        43.29        85.95
  15       3.00%          6.87        20.56        40.96        81.33
  16       3.00%          6.53        19.54        38.93        77.29
  17       3.00%          6.23        18.64        37.14        73.74
  18       3.00%          5.96        17.84        35.56        70.59
  19       3.00%          5.73        17.13        34.14        67.78
  20       3.00%          5.51        16.50        32.87        65.26
  21       3.00%          5.32        15.92        31.72        62.98
  22       3.00%          5.15        15.40        30.68        60.92
  23       3.00%          4.99        14.92        29.74        59.04
  24       3.00%          4.84        14.49        28.88        57.33
  25       3.00%          4.71        14.09        28.08        55.76
  26       3.00%          4.59        13.73        27.36        54.31
  27       3.00%          4.47        13.39        26.68        52.97
  28       3.00%          4.37        13.08        26.06        51.74
  29       3.00%          4.27        12.79        25.49        50.60
  30       3.00%          4.18        12.52        24.95        49.53
---------------------------------------------------------------------

                                    OPTION 3

                                   Life Income

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge For Premium Taxes

         Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

                Payments Guaranteed for a Stated Period of Months

-----------------------------------------------------------------
    Adjusted
     Age of
    Annuitant        None       60       120       180      240
-----------------------------------------------------------------

       50          $ 4.05    $ 4.05    $ 4.03    $ 3.99   $ 3.93
       51            4.12      4.11      4.09      4.05     3.99
       52            4.19      4.19      4.16      4.11     4.04
       53            4.27      4.26      4.23      4.18     4.10
       54            4.35      4.34      4.31      4.25     4.16

       55            4.44      4.42      4.39      4.32     4.22
       56            4.53      4.51      4.47      4.40     4.29
       57            4.62      4.61      4.56      4.48     4.35
       58            4.72      4.71      4.65      4.56     4.42
       59            4.83      4.81      4.75      4.64     4.49

       60            4.95      4.93      4.86      4.73     4.55
       61            5.07      5.05      4.97      4.83     4.62
       62            5.20      5.17      5.08      4.92     4.69
       63            5.34      5.31      5.20      5.02     4.76
       64            5.49      5.45      5.33      5.12     4.83

       65            5.65      5.61      5.47      5.22     4.89
       66            5.82      5.77      5.61      5.33     4.96
       67            6.01      5.94      5.75      5.44     5.02
       68            6.20      6.13      5.91      5.54     5.08
       69            6.41      6.33      6.07      5.65     5.14

       70            6.64      6.54      6.23      5.76     5.19
       71            6.88      6.76      6.41      5.86     5.24
       72            7.14      7.00      6.59      5.97     5.28
       73            7.43      7.26      6.77      6.06     5.32
       74            7.73      7.53      6.96      6.16     5.35

       75            8.06      7.82      7.14      6.25     5.38
-----------------------------------------------------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 4

                           Life Income for Two Payees

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

         Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

--------------------------------------------------------------------------------
   Adjusted Ages
--------------------
            Second
Annuitant  Annuitant  Option 4a    Option 4b   Option 4c   Option 4d   Option 4e
--------------------------------------------------------------------------------

   55         50      $  3.69     $  4.05      $  4.27     $  3.69     $  4.03
   55         55         3.88        4.25         4.47        3.87        4.14
   55         60         3.99        4.44         4.71        3.98        4.42

   60         55         3.99        4.44         4.71        3.98        4.42
   60         60         4.24        4.71         4.99        4.23        4.57
   60         65         4.38        4.97         5.32        4.38        4.93

   65         60         4.38        4.97         5.32        4.38        4.93
   65         65         4.72        5.33         5.70        4.71        5.14
   65         70         4.93        5.68         6.15        4.91        5.66

   70         65         4.93        5.68         6.15        4.91        5.66
   70         70         5.40        6.21         6.70        5.36        5.96
   70         75         5.69        6.68         7.32        5.62        6.67

   75         70         5.69        6.68         7.32        5.62        6.67
   75         75         6.37        7.45         8.15        6.23        7.12
   75         80         6.78        8.11         8.99        6.54        8.13
--------------------------------------------------------------------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 2

                      Payments for a Stated Period of Time

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

--------------------------------------------------------------------------
        Guaranteed    Monthly     Quarterly      Semi-Annual      Annual
Years      Rate       Payment      Payment        Payment        Payment
--------------------------------------------------------------------------

  3       3.50%      $  29.19    $  87.33      $  173.91       $  344.86
  4       3.50%         22.27       66.61         132.65          263.04
  5       3.50%         18.12       54.19         107.92          213.99
  6       3.50%         15.35       45.92          91.44          181.32
  7       3.50%         13.38       40.01          79.69          158.01
  8       3.50%         11.90       35.59          70.88          140.56
  9       3.50%         10.75       32.16          64.05          127.00
  10      3.50%          9.83       29.42          58.59          116.18
  11      3.50%          9.09       27.18          54.13          107.34
  12      3.50%          8.46       25.32          50.42           99.98
  13      3.50%          7.94       23.75          47.29           93.78
  14      3.50%          7.49       22.40          44.62           88.47
  15      3.50%          7.10       21.24          42.31           83.89
  16      3.50%          6.76       20.23          40.29           79.89
  17      3.50%          6.47       19.34          38.51           76.37
  18      3.50%          6.20       18.55          36.94           73.25
  19      3.50%          5.97       17.85          35.54           70.47
  20      3.50%          5.75       17.22          34.28           67.98
  21      3.50%          5.56       16.65          33.15           65.74
  22      3.50%          5.39       16.13          32.13           63.70
  23      3.50%          5.24       15.66          31.19           61.85
  24      3.50%          5.09       15.24          30.34           60.17
  25      3.50%          4.96       14.85          29.56           58.62
  26      3.50%          4.84       14.49          28.85           57.20
  27      3.50%          4.73       14.15          28.19           55.90
  28      3.50%          4.63       13.85          27.58           54.69
  29      3.50%          4.53       13.57          27.02           53.57
  30      3.50%          4.45       13.30          26.49           52.53
--------------------------------------------------------------------------

                                    OPTION 2

                      Payments for a Stated Period of Time

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

---------------------------------------------------------------------------
         Guaranteed    Monthly      Quarterly      Semi-Annual     Annual
Years       Rate       Payment       Payment        Payment       Payment
---------------------------------------------------------------------------

  3        5.00%      $  29.80     $  89.04      $  176.99       $  349.72
  4        5.00%         22.89        68.38         135.93          268.58
  5        5.00%         18.74        56.00         111.33          219.98
  6        5.00%         15.99        47.77          94.96          187.64
  7        5.00%         14.02        41.90          83.30          164.59
  8        5.00%         12.56        37.52          74.58          147.35
  9        5.00%         11.42        34.11          67.81          133.99
  10       5.00%         10.51        31.40          62.42          123.34
  11       5.00%          9.77        29.19          58.03          114.66
  12       5.00%          9.16        27.36          54.38          107.45
  13       5.00%          8.64        25.81          51.31          101.39
  14       5.00%          8.20        24.50          48.69           96.21
  15       5.00%          7.82        23.36          46.44           91.75
  16       5.00%          7.49        22.37          44.47           87.88
  17       5.00%          7.20        21.51          42.75           84.48
  18       5.00%          6.94        20.74          41.23           81.47
  19       5.00%          6.71        20.06          39.88           78.80
  20       5.00%          6.51        19.46          38.68           76.42
  21       5.00%          6.33        18.91          37.59           74.28
  22       5.00%          6.17        18.42          36.62           72.35
  23       5.00%          6.02        17.98          35.73           70.61
  24       5.00%          5.88        17.57          34.93           69.02
  25       5.00%          5.76        17.20          34.20           67.57
  26       5.00%          5.65        16.87          33.53           66.25
  27       5.00%          5.54        16.56          32.92           65.04
  28       5.00%          5.45        16.28          32.35           63.93
  29       5.00%          5.36        16.01          31.83           62.90
  30       5.00%          5.28        15.77          31.35           61.95
---------------------------------------------------------------------------

                                    OPTION 3

                                   Life Income

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

                Payments Guaranteed for a Stated Period of Months

-----------------------------------------------------------------------
    Adjusted
     Age of
    Annuitant         None       60         120        180        240
-----------------------------------------------------------------------

       50           $ 4.34     $ 4.34     $ 4.31     $ 4.27     $ 4.22
       51             4.41       4.40       4.38       4.33       4.27
       52             4.48       4.47       4.45       4.40       4.32
       53             4.56       4.55       4.52       4.46       4.38
       54             4.64       4.63       4.59       4.53       4.44

       55             4.72       4.71       4.67       4.60       4.50
       56             4.81       4.80       4.75       4.67       4.56
       57             4.91       4.89       4.84       4.75       4.62
       58             5.01       4.99       4.93       4.83       4.69
       59             5.12       5.10       5.03       4.92       4.75

       60             5.23       5.21       5.13       5.00       4.82
       61             5.36       5.33       5.24       5.09       4.88
       62             5.49       5.45       5.35       5.19       4.95
       63             5.63       5.59       5.47       5.28       5.02
       64             5.78       5.73       5.60       5.38       5.08

       65             5.94       5.89       5.73       5.48       5.15
       66             6.11       6.05       5.87       5.58       5.21
       67             6.29       6.22       6.02       5.69       5.27
       68             6.49       6.41       6.17       5.79       5.33
       69             6.70       6.60       6.33       5.90       5.38

       70             6.92       6.81       6.49       6.00       5.43
       71             7.17       7.04       6.66       6.10       5.48
       72             7.43       7.27       6.84       6.20       5.52
       73             7.71       7.53       7.02       6.30       5.55
       74             8.02       7.80       7.20       6.39       5.59

       75             8.35       8.08       7.38       6.48       5.62
-----------------------------------------------------------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 3

                                   Life Income

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

                Payments Guaranteed for a Stated Period of Months

---------------------------------------------------------------------------
    Adjusted
     Age of
    Annuitant         None        60         120        180          240
---------------------------------------------------------------------------

       50           $ 5.26      $ 5.25     $ 5.22     $ 5.17       $ 5.11
       51             5.33        5.32       5.28       5.23         5.15
       52             5.40        5.38       5.34       5.29         5.20
       53             5.47        5.45       5.41       5.35         5.26
       54             5.54        5.53       5.48       5.41         5.31

       55             5.63        5.61       5.56       5.47         5.36
       56             5.71        5.69       5.63       5.54         5.42
       57             5.80        5.78       5.72       5.61         5.47
       58             5.90        5.88       5.81       5.69         5.53
       59             6.01        5.98       5.90       5.77         5.59

       60             6.12        6.09       6.00       5.85         5.65
       61             6.24        6.21       6.10       6.93         5.71
       62             6.37        6.33       6.21       6.02         5.77
       63             6.51        6.46       6.33       6.11         5.83
       64             6.66        6.60       6.45       6.20         5.89

       65             6.82        6.75       6.57       6.30         5.95
       66             6.99        6.91       6.71       6.39         6.01
       67             7.17        7.08       6.85       6.49         6.06
       68             7.36        7.27       6.99       6.59         6.12
       69             7.57        7.46       7.15       6.69         6.17

       70             7.80        7.67       7.30       6.78         6.21
       71             8.05        7.89       7.47       6.88         6.25
       72             8.31        8.13       7.64       6.97         6.29
       73             8.59        8.38       7.81       7.06         6.33
       74             8.90        8.64       7.99       7.15         6.36

       75             9.23        8.93       8.16       7.23         6.38
---------------------------------------------------------------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 4

                           Life Income for Two Payees

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

--------------------------------------------------------------------------------
     Adjusted Ages
-----------------------
              Second
Annuitant    Annuitant   Option 4a  Option 4b  Option 4c  Option 4d  Option 4e
------------------------------------------------------------------------------

   55            50       $  3.97   $  4.35    $  4.56     $  3.97    $  4.31
   55            55          4.16      4.54       4.76        4.15       4.42
   55            60          4.27      4.73       5.00        4.26       4.48

   60            55          4.27      4.73       5.00        4.26       4.70
   60            60          4.51      4.99       5.27        4.50       4.84
   60            65          4.66      5.25       5.61        4.65       4.93

   65            60          4.66      5.25       5.61        4.65       5.22
   65            65          4.99      5.61       5.99        4.98       5.42
   65            70          5.19      5.97       6.44        5.17       5.54

   70            65          5.19      5.97       6.44        5.17       5.93
   70            70          5.67      6.49       6.99        5.62       6.23
   70            75          5.95      6.96       7.61        5.87       6.40

   75            70          5.95      6.96       7.61        5.87       6.95
   75            75          6.64      7.73       8.43        6.48       7.40
   75            80          7.04      8.39       9.29        6.79       7.64
------------------------------------------------------------------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 4

                           Life Income for Two Payees

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

--------------------------------------------------------------------------------
         Adjusted Ages
--------------------------------
            Second
Annuitant  Annuitant   Option 4a   Option 4b   Option 4c   Option 4d   Option 4e
--------------------------------------------------------------------------------

   55          50       $  4.88    $  5.26     $  5.48      $  4.88     $  5.23
   55          55          5.04       5.44        5.66         5.04        5.32
   55          60          5.15       5.63        5.91         5.14        5.38

   60          55          5.15       5.63        5.91         5.14        5.59
   60          60          5.37       5.87        6.16         5.37        5.72
   60          65          5.52       6.14        6.51         5.51        5.80

   65          60          5.52       6.14        6.51         5.51        6.10
   65          65          5.83       6.49        6.87         5.82        6.29
   65          70          6.04       6.84        7.34         6.00        6.41

   70          65          6.04       6.84        7.34         6.00        6.81
   70          70          6.49       7.35        7.87         6.44        7.08
   70          75          6.77       7.84        8.51         6.68        7.25

   75          70          6.77       7.84        8.51         6.68        7.81
   75          75          7.45       8.60        9.33         7.27        8.25
   75          80          7.86       9.28       10.20         7.57        8.49
--------------------------------------------------------------------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

--------------------------------------------------------------------------------



                    Aetna Life Insurance and Annuity Company
                       Home Office: 151 Farmington Avenue
                           Hartford, Connecticut 06156
                                 (800) 525-4225

                      Certificate of Group Annuity Coverage



--------------------------------------------------------------------------------






ALL PAYMENTS AND VALUES PROVIDED BY THE GROUP CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. THIS CERTIFICATE CONTAINS A MARKET VALUE ADJUSTMENT FORMULA. APPLICATION OF A MARKET VALUE ADJUSTMENT MAY RESULT IN EITHER AN INCREASE OR DECREASE IN THE CURRENT VALUE. THE MARKET VALUE ADJUSTMENT FORMULA DOES NOT APPLY TO A GUARANTEED TERM AT THE TIME OF ITS MATURITY.